IEG Holdings Corporation Files Registration Statement with SEC for Rights Offering to Shareholders to Raise up to $100 Million

Las Vegas, Nevada – (May 26, 2016) – IEG Holdings Corporation (OTCQX: IEGH) today announced that it has filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) relating to a proposed rights offering to its shareholders. IEG Holdings plans to use the proceeds from this offering to fund new loan originations and for general corporate purposes.

IEG Holdings is proposing to distribute to its shareholders, at no charge, subscription rights to purchase up to 95,319,633 shares of its common stock and subscription rights to purchase up to $10 million of IEG Holdings’ 12% convertible notes due 2026. The rights will be distributed to all shareholders as of a record date to be determined by IEG Holdings’ board of directors. The rights offering will be made through a distribution to shareholders in the form of non-transferable subscription rights. For each share of common stock held on the record date, which has yet to be determined, shareholders will receive the right to purchase one share of common stock and the right to purchase convertible notes at a subscription price equal to $1.00 per note. IEG Holdings will provide notice of the record date at such time as it is determined. Shareholders who fully exercise their subscription rights will be entitled, if available, to subscribe for additional rights that are not purchased by other shareholders on pro-rata basis and subject to ownership limitations.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

The dealer-manager for the proposed rights offering will be Source Capital Group, Inc. This offering will be made only by means of a prospectus.

About IEG Holdings Corporation

IEG Holdings Corporation (IEGH) provides online unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com, in 17 US states. The Company offers $5,000 loans over a term of five years at a 23.9% to 29.9% APR. IEG Holdings plans future expansion to 25 US states during 2016. For more information about the Company, visit www.investmentevolution.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as required by federal securities laws.

The contents of IEGH’s website referenced herein are not incorporated into this press release.

Contact:

Company

Paul Mathieson

IEG Holdings Corporation

Chairman/CEO and Founder

info@investmentevolution.com

+1-702-227-5626

Investor Relations

Ted Haberfield

MZ Group | President – MZ North America

Direct: 760-755-2716

thaberfield@mzgroup.us

www.mzgroup.us